Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K for the year ended December 31, 2008 (the “Report”) of ICF International, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Alan Stewart, Senior Vice President, Chief Financial Officer and Assistant Secretary of the Registrant, hereby certify that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 13, 2009	By:	/s/ ALAN STEWART
Alan Stewart Senior Vice President, Chief Financial Officer and Assistant Secretary (Principal Financial Officer)